Exhibit 10.23

SECOND AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of May 20, 2003, is made by and among Huntsman LLC, a Utah limited liability company formerly known as Huntsman Company LLC (“Borrower”), Deutsche Bank Trust Company Americas (“Deutsche Bank”), as Administrative Agent for the Lenders (as such term is hereinafter defined) (“Administrative Agent”), and the undersigned financial institutions, including Deutsche Bank, in their capacities as Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and certain financial institutions parties thereto (each, a “Lender”; collectively, the “Lenders”) are parties to that certain Amended and Restated Credit Agreement dated as of September 30, 2002 (the “Credit Agreement”).

WHEREAS, the undersigned desire to adjust the application of the proceeds of certain Permitted Junior Debt, to permit certain Investments and to further amend the Credit Agreement in the manner set forth herein.

NOW, THEREFORE, in consideration of the recitals herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                    DEFINITIONS

1.1.                                      Defined Terms.  Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings ascribed to them by the Credit Agreement.

SECTION 2.                    AMENDMENTS TO CREDIT AGREEMENT

2.1.                                      Amendments to Credit Agreement.  The Credit Agreement is hereby amended, effective as of May 20, 2003, as follows:

(a)                                  Section 1.1.                                The following definitions are hereby inserted alphabetically into Section 1.1 of the Credit Agreement:

“Group” means Huntsman Group Inc., a Delaware corporation.

“Second Amendment Closing Date” shall mean May 20, 2003.

(b)                                  Section 1.1.                                The definition of Permitted Junior Debt is hereby amended by adding the following new parenthetical “(other than Indebtedness permitted by Section 8.2(h))” immediately following the word “Indebtedness” where it appears therein.

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(c)                                  Section 1.1.                                The definition of Permitted Mezzanine Refinancing Proceeds is hereby amended by deleting such definition and replacing it with the following:

“Permitted Mezzanine Refinancing Proceeds” means net proceeds of a Mezzanine Financing (i) to the extent that such proceeds are used to refinance, repay or purchase Indebtedness (including the 15% Senior Secured Discount Notes due 2008 which were issued with such Indebtedness) incurred pursuant to that certain Indenture, dated as of May 9, 2003, by and between Holdco II and Wells Fargo Bank, NA as trustee, (ii) to the extent such proceeds are used to refinance, repay or repurchase Indebtedness, the proceeds of which, when issued, constituted Reinvestment Mezzanine Proceeds or (iii) to the extent such proceeds are used to refinance, repay or repurchase Indebtedness, the proceeds of which, when issued, constituted Permitted Mezzanine Refinancing Proceeds.

(d)                                  Section 1.2.                                Section 1.2 of the Credit Agreement is hereby amended by inserting the following as Section 1.2(c):

“(c)                            Solely for purposes of delivery of the financial statements required by Sections 7.1(a), (b) and (c), HF II Australia Holdings Company LLC, Huntsman Australia Holdings Corp., HCPH Holdings Pty Limited, Huntsman Chemical Australia Unit Trust and their Subsidiaries (collectively, the “Australian Consolidated Entities”) and HSCC and HSCHC shall be deemed to be Restricted Subsidiaries; provided, however, concurrently with the delivery of the officer’s certificate required by Section 7.2(b), for purposes of calculating compliance with the financial covenants hereof, Borrower shall also deliver to Administrative Agent statements reflecting on a combined basis the consolidating entries pertaining to the Australian Consolidated Entities, on the one hand, and HSCC and HSCHC on the other hand, in each case in form and substance satisfactory to the Administrative Agent.”

(e)                                  Section 4.2.                                Section 4.2(d) of the Credit Agreement is hereby amended by inserting “Group,” after the words “No later than the Business Day following receipt by Holdco I, Holdco II,” found at the beginning of such section.

(f)                                    Section 4.2.                                Section 4.2(e) of the Credit Agreement is hereby amended by adding “(i)” immediately following the phrase “Notwithstanding the foregoing,” in the third sentence thereof and by adding the following new language immediately at the end of such third sentence:

“, (ii) in the event that the Borrower has made the Minimum Term B Prepayment, Borrower may retain an amount of net cash proceeds of Permitted Junior Debt received on or prior to December 31, 2003, in excess of the sum of the amount of Minimum Term B Prepayment plus the Permitted Polymers Notes Repurchase Amount, as contemplated by clause (i) of this sentence, solely for application as follows:  (a) The first $30 million of such excess net cash proceeds shall be applied to reduce the loans outstanding under the Priority Credit Agreement; and

(b) the next $25 million of such excess net cash proceeds may be retained by the Borrower for investments to be made on or before December 31, 2003 permitted by Section 8.7(g)(ii), provided that, pending such investments such amount shall be applied to reduce outstanding revolving loans (to the extent revolving loans are then outstanding) under the Priority Credit Agreement with any such amount not so invested before December 31, 2003 to be applied on December 31, 2003 to the prepayment of Term Loans in the manner set forth in Section 4.3(a); and (iii) in the event that the Borrower has prepaid all Term B Loans, has prepaid at least $55 million in principal amount of Term A Loans in direct order of maturity, has purchased or redeemed all outstanding Polymers Notes and has prepaid $30 million of loans under the Priority Credit Agreement as contemplated in clause (ii)(a) above, then any additional net cash proceeds of Permitted Junior Debt received on or prior to December 31, 2003 may be retained by the Borrower and applied on or before December 31, 2004 to purchase and/or repay, at the Borrower’s option (A) the principal and accrued interest under the Horizon Subordinated Note and/or (B) principal and interest under the Senior Subordinated Notes in each case, to the extent permitted by Section 8.4; provided that, pending such repayment or replacement of the Horizon Subordinated Note and/or Senior Subordinated Notes, the amounts intended for such purpose shall be applied to reduce outstanding revolving loans (to the extent revolving loans are then outstanding) under the Priority Credit Agreement with any such amount not so applied before December 31, 2004 to be applied on or before December 31, 2004 to the prepayment of Term Loans in the manner set forth in Section 4.3(a).”

(g)                                 Section 4.2.                                Section 4.2(f) of the Credit Agreement is hereby amended by inserting “Group,” after the words “No later than the Business Day following receipt by Holdco I, Holdco II,” found at the beginning of such section.

(h)                                 Section 4.3.                                Section 4.3(a) of the Credit Agreement is hereby amended by inserting the following after the first sentence thereof:

“provided, further, however, in the case of prepayments of the Loans made following the prepayment in full of all Term B Loans with the net cash proceeds of Permitted Junior Debt received on or prior to December 31, 2003, the first $55 million of such proceeds shall be applied to the Scheduled Term A Loans Principal Payments in order of maturity and thereafter such prepayments shall be applied to the remaining Scheduled Term A Loans Principal Payments in inverse order of maturity.”

(i)                                    Section 8.4.                                Section 8.4 of the Credit Agreement is hereby amended by adding the following new language immediately at the end of subclause (y) of the final proviso thereof “and the Senior Subordinated Notes and Horizon Subordinated Note may be redeemed, repurchased or refinanced with the proceeds of Permitted Junior Debt to the extent that such proceeds are permitted to be so applied by Section 4.2(e)”.

(j)                                    Section 8.7.                                Section 8.7(g) of the Credit Agreement is hereby amended by adding “(i)” to the beginning thereof and by adding the following clause before the semicolon at the end of such Section:

“plus, (ii) in the event the Minimum Term B Prepayment has been made, Borrower may, to the extent permitted by Section 4.2(e), use net cash proceeds of Permitted Junior Debt to make Investments in HF II Australia Holdings Company LLC, Huntsman Australia Holdings Corp., HCPH Holdings Pty Limited or Huntsman Chemical Australia Unit Trust or any of their Subsidiaries in an aggregate amount not to exceed $25,000,000 provided that the proceeds of such Investments shall be used to prepay Indebtedness (and in the case of revolving loans permanently reduce the commitments thereunder);”

(k)                                Section 8.17.                         Section 8.17 of the Credit Agreement is hereby amended by adding the following clause to the end thereof:

“provided that following the date of the Minimum Term B Prepayment, Borrower and its Restricted Subsidiaries may make charitable contributions in an aggregate amount not in excess of $2,000,000 per year.”

(l)                                    Schedule 8.15                   The Credit Agreement is hereby amended by adding the following items to Schedule 8.15 in the appropriate categories found therein:

•                  Obligations of HSCC or HSCHC under guarantees of Permitted Junior Debt of the Borrower to the extent such guarantees constitute Permitted Junior Debt.

•                  Liens securing Permitted Junior Debt of the Borrower, which Liens are expressly subordinated to the Liens securing the Obligations.

SECTION 3.                     REPRESENTATIONS AND WARRANTIES

3.1.                                      Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders, in each case after giving effect to this Agreement, as follows:

(a)                                  LLC Power and Authority.  The Borrower has the power and authority to execute, deliver and perform this Agreement and, in the case of each Credit Party, all agreements, documents and instruments executed and delivered pursuant to this Agreement and each of the Borrower, and each Credit Party has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and all agreements, documents and instruments executed and delivered by it pursuant to this Agreement, as the case may be.

(b)                                  Binding Obligation.  This Agreement has been duly executed and delivered by the Borrower and the Acknowledgement and Consent (as hereinafter defined) has been duly executed by each Subsidiary Guarantor, and such documents are the legal, valid and binding obligation of each such entity a party thereto, enforceable against such entity in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought in equity or at law).

(c)                                  Incorporation of Representations and Warranties from the Credit Agreement.  After giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the Effective Date, with the same effect as though made on such date, except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct as of such date.

(d)                                  No Violation or Conflict.  Neither execution, delivery and performance of this Agreement or the Second Amendment to the Priority Credit Agreement of even date herewith by any Credit Party nor the transactions contemplated hereby will (i) contravene any provision of any Requirement of Law applicable to any Credit Party or (ii) conflict with or result in a breach by any Credit Party of any Organizational Document of any of them or any term of any Material Agreement.

(e)                                  No Additional Consents Required.  No authorization or approval or other action by, and no notice to or filing or registration with, any Governmental Authority or other Person is required in connection with the execution, delivery and performance of this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement other than those obtained and in full force and effect.

(f)                                    Absence of Default.  No Event of Default or Unmatured Event of Default will exist or be continuing.

(g)                                 Good Standing.  On the Effective Date, each Credit Party is a duly organized and validly existing entity in good standing in its jurisdiction of incorporation.

(h)                                 No Amendment to Bylaws.  A true and complete copy of the bylaws of each Credit Party has been delivered to the Administrative Agent prior to or on the date of this Agreement.

SECTION 4.                     CONDITIONS PRECEDENT

4.1.                                      Conditions to Effectiveness of Amendment.  This Agreement (other than the provisions of Sections 2.1(f) and (i) hereof) shall become effective upon satisfaction of the following conditions precedent (the “Effective Date”):

(a)                                  Execution and Delivery of Agreement.  The Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered this Agreement.

(b)                                  Execution and Delivery of Priority Credit Agreement Amendment.  The Borrower, the administrative agent under the Priority Credit Agreement, and the “Required Lenders” (as such term is defined in the Priority Credit Agreement) shall have executed and delivered that certain Second Amendment to the Priority Credit Agreement.

(c)                                  Other Documents and Actions.  The Administrative Agent shall have received each of the following documents and/or confirmed the occurrence of the following specified actions, as the case may be, each of which shall be satisfactory in form and substance to the Administrative Agent and its counsel:

(1)                                 Officer’s Certificate.  A bringdown certificate of an officer of the Borrower in the form of Exhibit A attached hereto;

(2)                                 Acknowledgement and Consent.  An Acknowledgement and Consent in the form of Exhibit B attached hereto (the “Acknowledgement and Consent”), duly executed and delivered by each Subsidiary Guarantor;

(3)                                 Approvals.  All necessary governmental (domestic and foreign) and third party approvals in connection with this Agreement and the transactions contemplated hereby and by the other Loan Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of all or any part of this Agreement or the other transactions contemplated by the Loan Documents and otherwise referred to herein or therein.  Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon all or any part of this Agreement, the transactions contemplated hereunder or by the Loan Documents;

(4)                                 Litigation.  No litigation by any entity (private or governmental) shall be pending or, to the best knowledge of the Borrower, threatened with respect to this Agreement, any other Loan Document or any documentation executed in connection herewith or the transactions contemplated hereby, or which the Administrative Agent or the Required Lenders shall determine could reasonably be expected to have a Material Adverse Effect;

(5)                                 Adverse Change.  Since December 31, 2002, nothing shall have occurred (and the Lenders shall have become aware of no facts or conditions not previously known) which the Administrative Agent or the Required Lenders shall reasonably determine has, or could have, a Material Adverse Effect;

(6)                                 Corporate Proceedings.  All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory in form and substance to the Administrative Agent and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or certificates, if any, which the Administrative Agent or the Required Lenders reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or Governmental Authorities; and

(7)                                 Other Matters.  Such other instruments, documents, certificates and opinions in respect of such matters as the Administrative Agent may reasonably request.

(d)                                  No Defaults.  After giving effect to this Agreement, no Event of Default or Unmatured Event of Default under the Credit Agreement shall have occurred and be continuing.

(e)                                  Representations and Warranties.  After giving effect to this Agreement, the representations and warranties of the Borrower and the other Credit Parties contained in this Agreement, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct as of such date.

(f)                                    Fees.  Borrower shall have paid to Administrative Agent and the Lenders all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) payable to Administrative Agent and the Lenders to the extent then due.

(g)                                 Other Matters.  The Administrative Agent shall have received such other instruments and documents as the Administrative Agent or the Required Lenders may reasonably request in connection with the execution of this Agreement, and all such instruments and documents shall be reasonably satisfactory in form and substance to the Administrative Agent.

4.2.                                      Additional Conditions to Effectiveness of Certain Sections.                    (a) Section  2.1(f) of this Amendment shall become effective upon (i) satisfaction of the conditions precedent set forth in Section 4.1 hereof, and (ii) the execution and delivery of this Agreement by Lenders holding 66-2/3% of all Loans; and (b) Section 2.1(i) of this Amendment shall become effective upon (x) satisfaction of the conditions precedent set forth in Section 4.1 hereof and (y) the execution and delivery of this Agreement by the Supermajority Lenders.

SECTION 5.                     MISCELLANEOUS

5.1.                                      Miscellaneous.  The parties hereto hereby further agree as follows:

(a)                                  Counterparts.  This Agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Agreement to produce more than one (1) such counterpart.

(b)                                  Headings.  Headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

(c)                                  Integration.  This Agreement, the other agreements and documents executed and delivered pursuant to this Agreement and the Credit Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

(d)                                  Governing Law.  THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

(e)                                  Binding Effect.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns.  Except as expressly set forth to the contrary herein, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the Borrower, the Administrative Agent and the Lenders and their respective successors and permitted assigns.

(f)                                    Limitations.  Except as expressly provided herein, the execution and delivery of this Agreement shall not: (a) constitute an extension, modification, or waiver of any aspect of the Credit Agreement or the other Loan Documents; (b) extend the terms of the Credit Agreement or the due date of any of the Obligations; (c) give rise to any obligation on the part of the Administrative Agent and the Lenders to extend, modify or waive any term or condition of the Credit Agreement or any of the other Loan Documents; or (d) give rise to any defenses or counterclaims to the right of the Administrative Agent and the Lenders to compel payment of the Obligations or to otherwise enforce its rights and remedies under the Credit Agreement and the other Loan Documents.

(g)                                 Reference to and Effect on the Credit Agreement.  The parties hereto agree and acknowledge that nothing contained in this Agreement in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed.  Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any rights, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute an amendment of any provision of the Credit Agreement or any other Loan Document.  No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute an amendment thereof.  On and after the Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.  The Borrower acknowledges and agrees that this Agreement constitutes a “Loan Document” for purposes of the Credit Agreement.  None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 12.1 of the Credit Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

DEUTSCHE BANK TRUST COMPANY
AMERICAS,
Individually as a Lender and as
Administrative Agent

By:	/s/ Marco Orlando
Name:	Marco Orlando
Title:	Director

HUNTSMAN LLC

By:	/s/ Sean Douglas
Name:	Sean Douglas
Title:	Vice President and Treasurer

EXHIBIT A

FORM OF
OFFICER’S CERTIFICATE

I,                           , a duly qualified and acting officer of Huntsman LLC, a Utah limited liability company formerly known as Huntsman Company LLC (the “Borrower”), hereby certify that I am a Responsible Officer of the Borrower and further certify on behalf of the Borrower that:

1.                                       This Certificate is furnished pursuant to Section 4.1(c)(1) of the Second Amendment to Amended and Restated Credit Agreement, dated as of May 20, 2003 (the “Amendment”), among the Borrower, Deutsche Bank Trust Company Americas, as Administrative Agent and the financial institutions party thereto.  Unless otherwise defined herein, any capitalized terms used herein have the meanings set forth in the Amendment.

2.                                       After giving effect to the Amendment, the representations and warranties of the Borrower and the other Credit Parties contained in the Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct as of such date.

3.                                       After giving effect to the Amendment, no Event of Default or Unmatured Event of Default will exist or be continuing.

4.                                       The conditions set forth in Section 5 of the Amendment have been fully satisfied or waived.

IN WITNESS WHEREOF, I have hereunto signed my name this    th day of May, 2003.

By:
Its:

EXHIBIT B

FORM OF
ACKNOWLEDGMENT AND CONSENT

The undersigned entities, constituting Subsidiaries of the Borrower (each, a “Subsidiary Guarantor”), hereby acknowledge that they have reviewed the terms and provisions of the Amended and Restated Credit Agreement dated as of September 30, 2002, by and among Huntsman LLC (formerly known as Huntsman Company LLC), as borrower, Deutsche Bank Trust Company Americas, as administrative agent, and the lenders parties thereto (as heretofore amended, modified or supplemented, the “Agreement”; capitalized terms used herein without definition have the meanings ascribed thereto in the Agreement) and this Second Amendment to Amended and Restated Credit Agreement (the “Amendment”) and consent to the amendment of the Agreement pursuant to this Amendment and the other matters contemplated under the Amendment.

Each Subsidiary Guarantor hereby acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution or effectiveness of this Amendment.  Each Subsidiary Guarantor represents and warrants that all representations and warranties applicable to it contained in the Agreement as amended by this Amendment and the Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Effective Date, to the same extent as though made on and as of that date (except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

Each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, each Subsidiary Guarantor is not required by the terms of the Agreement or any other Loan Document to consent to the amendment of the Agreement effected pursuant to this Amendment and (ii) nothing in the Agreement or this Amendment or any other Loan Document shall be deemed to require the consent of each Subsidiary Guarantor to any future amendment of the Agreement or any other Loan Document.

IN WITNESS WHEREOF, each of the Subsidiary Guarantors has caused this Acknowledgement and Consent to the Second Amendment to Amended and Restated Credit Agreement to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

[signature page follows]

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HUNTSMAN CHEMICAL PURCHASING CORPORATION

HUNTSMAN INTERNATIONAL CHEMICALS CORPORATION

HUNTSMAN INTERNATIONAL TRADING CORPORATION

HUNTSMAN PETROCHEMICAL PURCHASING CORPORATION

POLYMER MATERIALS INC.

AIRSTAR CORPORATION

HUNTSMAN PROCUREMENT CORPORATION

JK HOLDINGS CORPORATION

HUNTSMAN SPECIALTY CHEMICALS HOLDING CORPORATION

By:
Name:
Title:

HUNTSMAN AUSTRALIA INC.

HUNTSMAN CHEMICAL FINANCE CORPORATION

HUNTSMAN ENTERPRISES INC.

HUNTSMAN FAMILY CORPORATION

HUNTSMAN GROUP HOLDINGS FINANCE CORPORATION

HUNTSMAN GROUP INTELLECTUAL PROPERTY HOLDINGS CORPORATION

HUNTSMAN INTERNATIONAL SERVICES CORPORATION

HUNTSMAN MA INVESTMENT CORPORATION

HUNTSMAN MA SERVICES CORPORATION

HUNTSMAN PETROCHEMICAL FINANCE CORPORATION

By:
Name:
Title:

HUNTSMAN EXPANDABLE POLYMERS COMPANY, LC

By:	Huntsman Chemical Company LLC, its Manager

By:
Name:
Title:

HUNTSMAN PETROCHEMICAL CANADA HOLDINGS CORPORATION

By:
Name:
Title:

HUNTSMAN POLYMERS HOLDINGS CORPORATION

By:
Name:
Title:

HUNTSMAN CHEMICAL COMPANY LLC

HUNTSMAN PETROCHEMICAL CORPORATION

HUNTSMAN POLYMERS CORPORATION

By:
Name:
Title:

HUNTSMAN FUELS, L.P.

PETROSTAR FUELS LLC

By:
Name:
Title:

HUNTSMAN PURCHASING, LTD.

By: Huntsman Procurement Corporation, its General Partner

By:
Name:
Title:

PETROSTAR INDUSTRIES LLC

By:
Name:
Title: